The Millicom Group	12 Months Ended
Dec. 31, 2021
Interests In Other Entities [Abstract]
The Millicom Group	The Millicom Group The Group comprises a number of holding companies, operating subsidiaries and joint ventures with various combinations of mobile, fixed-line telephony, cable and wireless Pay TV, Broadband Internet and Mobile Financial Services (MFS) businesses. The Group also holds other small minority investments in other businesses such as micro-insurance (Milvik).Subsidiaries Subsidiaries are all entities which Millicom controls. Millicom controls an entity when it is exposed to, or has rights to variable returns from its investment in the entity, and has the ability to affect those returns through its power over the subsidiary. Millicom has power over an entity when it has existing rights that give it the current ability to direct the relevant activities, i.e. the activities that significantly affect the entity’s returns. Generally, control accompanies a shareholding of more than half of the voting rights although certain other factors (including contractual arrangements with other shareholders, voting and potential voting rights) are considered when assessing whether Millicom controls an entity. For example, although Millicom holds less than 50 % of the shares in its Colombian businesses, it holds more than 50 % of shares with voting rights. The contrary may also be true (e.g. Honduras where we own 66.7% of the shares but there is a super majority requirement at the board for decisions about the relevant activities of the operation). Our main subsidiaries are as follows:

Entity	Country	Activity	December 31, 2021 % holding	December 31, 2020 % holding	December 31, 2019 % holding
Latin America			In %	In %	In %
Telemovil El Salvador S.A. de C.V.	El Salvador	Mobile, MFS, Cable, DTH	100	100	100
Millicom Cable Costa Rica S.A.	Costa Rica	Cable, DTH	100	100	100
Telefonica Celular de Bolivia S.A.	Bolivia	Mobile, DTH, MFS, Cable	100	100	100
Telefonica Celular del Paraguay S.A.	Paraguay	Mobile, MFS, Cable, Pay-TV	100	100	100
Cable Onda S.A (i).	Panama	Cable, Pay-TV, Internet, DTH, Fixed-line	80	80	80
Grupo de Comunicaciones Digitales, S.A. (formerly Telefonica Moviles Panama, S.A.)(ii)	Panama	Mobile	80	80	80
Telefonia Celular de Nicaragua S.A. (ii)	Nicaragua	Mobile	100	100	100
Colombia Móvil S.A. E.S.P. (iii)	Colombia	Mobile	50-1 share	50-1 share	50-1 share
UNE EPM Telecomunicaciones S.A.(iii)	Colombia	Fixed-line, Internet, Pay-TV, Mobile	50-1 share	50-1 share	50-1 share
Edatel S.A. E.S.P. (iii)	Colombia	Fixed-line, Internet, Pay-TV, Cable	50-1 share	50-1 share	50-1 share
Comunicaciones Celulares S.A. (iv) (v)	Guatemala	Mobile, MFS	100	55	55
Navega.com S.A. (iv) (v)	Guatemala	Cable, DTH	100	55	55
Africa
MIC Tanzania Public Limited Company	Tanzania	Mobile, MFS	98.5	98.5	98.5
Zanzibar Telecom Limited	Tanzania	Mobile, MFS	98.5	98.5	98.5
Unallocated
Millicom International Operations S.A.	Luxembourg	Holding Company	100	100	100
Millicom International Operations B.V.	Netherlands	Holding Company	100	100	100
Millicom LIH S.A.	Luxembourg	Holding Company	100	100	100
MIC Latin America B.V.	Netherlands	Holding Company	100	100	100
Millicom Africa B.V.	Netherlands	Holding Company	100	100	100
Millicom Holding B.V.	Netherlands	Holding Company	100	100	100
Millicom International Services LLC	USA	Services Company	100	100	100
Millicom Services UK Ltd	UK	Services Company	100	100	100
Millicom Spain S.L.	Spain	Holding Company	100	100	100
(i)    Acquisition completed on December 13, 2018. Cable Onda S.A. is fully consolidated as Millicom has the majority of voting shares to direct the relevant activities. See note A.1.2..
(ii)    Companies acquired during 2019. See note A.1.2..
(iii)    Fully consolidated as Millicom has the majority of voting shares to direct the relevant activities.
(iv) Acquisition completed on November 12, 2021(see Note A.1.2.). Millicom now owns 100% equity interest in Tigo Guatemala compared to 55% before the transaction. While Millicom owned more than 50% of the shares in these entities and had the right to nominate a majority of the directors of each of these entities, key decisions over the relevant activities were taken by a super majority vote. This effectively gave either shareholder the ability to veto any decision and therefore neither shareholder had sole control over the entity. Therefore, the operations of these joint ventures were accounted for under the equity method. See note A.2.1..
(v)    Tigo Guatemala is made up of the 2 entities in the table above, but also by the following less material entities: Comunicaciones Corporativas S.A. (“COMCORP”), Servicios Innovadores de Comunicación y Entretenimiento S.A. (“SICESA”), Distribuidora de Comunicaciones de Occidente S.A. (“COOCSA”), Distribuidora de Comunicaciones de Oriente S.A. (“COORSA”), Distribuidora Internacional de Comunicaciones S.A. (“INTERNACOM”), Servicios Especializados en Telecomunicaciones S.A. (“SESTEL”), Distribuidora Central de Comunicaciones, S.A. (“COCENSA”) and Cloud 2 Nube S.A. ("C2N").
Accounting for subsidiaries and non-controlling interests Subsidiaries are fully consolidated from the date on which control is transferred to Millicom. If facts and circumstances indicate that there are changes to one or more of the elements of control, a reassessment is performed to determine if control still exists. Subsidiaries are de-consolidated from the date that control ceases. Transactions with non-controlling interests are accounted for as transactions with equity owners of the Group. Gains or losses on disposals of non-controlling interests are recorded in equity. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is also recorded in equity.Acquisition of subsidiaries and changes in non-controlling interests in subsidiaries
Scope changes 2021
On November 12, 2021, Millicom announced that it has closed the previously-announced agreement to acquire the remaining 45% equity interest in its joint venture business in Guatemala (collectively, "Tigo Guatemala") from its local partner for $2.2 billion in cash. The acquisition has been financed through a bridge facility (see note C.3).
Millicom is currently determining the fair value of Tigo Guatemala identifiable assets and liabilities, however, this purchase accounting is still provisional at December 31, 2021, particularly in respect of the evaluation of the tangible, intangible assets, right of use assets and lease liabilities. For the purpose of the valuation of the intangible assets (excluding goodwill), the provisional numbers are based on the current carrying values of intangibles as identified at the date of the deconsolidation of Tigo Guatemala and the commencement of the accounting for the investment under the equity method. Out of these intangibles (excluding goodwill), the brand is currently recorded at $848 million and is expected to have an indefinite useful live (see note E.1).

At acquisition date - November 12, 2021	Provisional fair values (100%) ($ millions)
Intangible assets (excluding goodwill)	1,294
Property, plant and equipment	547
Right of use assets	189
Other non-current assets	5
Current assets (excluding cash)	245
Trade receivables	42
Cash and cash equivalents	199
Total assets acquired	2,521
Lease liabilities	205
Other debt and financing	417
Other liabilities	280
Total liabilities assumed	901
Fair value of assets acquired and liabilities assumed, net - A	1,620
Purchase consideration (45%) - B	2,195
Implied fair value (100% of business) - C	4,877
Carrying value of our investment in joint venture at acquisition date - D	2,013
Goodwill arising on change of control - B+D-A=E	2,588
Revaluation of previously held interests - C-B-D=F (i)	670
Total provisional goodwill - E+F=G	3,258
(i)    The acquisition has been determined as a business combination achieved in stages, requiring Millicom to remeasure its 55% previously held equity investment in Tigo Guatemala at its acquisition date fair value ($2,683 million); the resulting gain has been recognized in the statement of income under the line "Revaluation of previously held interests" and is included in the goodwill calculation (see above).

The goodwill is attributable to the workforce and the high profitability of Tigo Guatemala. It is currently not expected to be tax deductible. From November 12, 2021 to December 31, 2021, Tigo Guatemala contributed $223 million of revenue and a net profit of $43 million to the Group. If Tigo Guatemala had been acquired on January 1, 2021 incremental revenue for the year 2021 would have been $1.38 billion and incremental net profit for the same period of $147 million. Acquisition related costs included in the statement of income under operating expenses were immaterial.
Scope changes 2020
There were no material acquisitions in 2020.

Scope changes 2019
1. Telefónica CAM Acquisitions
On February 20, 2019, MIC S.A., Telefónica Centroamérica and Telefónica, S.A. entered into 3 separate share purchase agreements (the “Telefónica CAM Acquisitions”) pursuant to which, subject to the terms and conditions contained therein, Millicom agreed to purchase 100% of the shares of Telefónica Móviles Panamá, S.A., a company incorporated under the laws of Panama, from Telefónica Centroamérica (the “Panama Acquisition”), 100% of the shares of Telefónica de Costa Rica TC, S.A., a company incorporated under the laws of Costa Rica, from Telefónica (the “Costa Rica Acquisition”) and 100% of the shares of Telefonía Celular de Nicaragua, S.A., a company incorporated under the laws of Nicaragua, from Telefónica Centroamérica (the “Nicaragua Acquisition”). While Millicom completed both acquisitions in Nicaragua and Panama, it announced on May 2, 2020 that it had terminated the Share Purchase Agreement in relation to the Costa Rica Acquisition (see note G.3.1.). The aggregate purchase price for the Telefónica Panama and Nicaragua Acquisitions was $1.08 billion, which has been subject to purchase price adjustments - see below.
Acquisition related costs for Nicaragua and Panama acquisitions included in the statement of income under operating expenses were approximately $16 million for the year 2019.
The impact of the finalization of Nicaragua and Panama's purchase accounting on the 2019 Group statement of income is immaterial and, therefore, no adjustments were made on comparative figures in that respect.
Further details of Nicaragua and Panama acquisitions are provided below.
a) Nicaragua Acquisition
This transaction closed on May 16, 2019 after receipt of the necessary approvals and, since that date, Millicom holds all voting rights into Telefonía Celular de Nicaragua, S.A. ("Nicaragua") and controls it. On the same day, Millicom paid an original cash consideration of $437 million, which was adjusted to $430 million as of December 31, 2019 and finally adjusted to $426 million in 2020. For the purchase accounting, Millicom determined the final fair values of Nicaragua's identifiable assets and liabilities based on transaction and relative fair values. The purchase accounting was finalized by May 16, 2020 and has not materially changed since December 31, 2019, with the exception of the final price adjustment.
The goodwill is currently not tax deductible, and is attributable to expected synergies and convergence with our legacy fixed business in the country, as well as to the fair value of the assembled work force. For convenience purposes, the acquisition date was set on May 1, 2019 as there were no material transactions from this date to May 16, 2019. From May 1, 2019 to December 31, 2019, Nicaragua contributed $144 million of revenue and a net profit of $5 million to the Group. If the acquisition had occurred on January 1, 2019 incremental revenue for the Group for the twelve-month period ended December 31, 2019 would have been $219 million and incremental net loss for that period would have been $16 million, including amortization of assets not previously recognized of $12 million (net of tax).
Key assumptions used in fixed assets valuation
The following valuation methods and key estimates were used for the valuation of the main classes of fixed assets:

Major class of assets	Valuation method	Key assumption 1	Key assumption 2	Key assumption 3
Spectrum	Market approach - Market comparable transactions	Discount rate : 14%	Terminal growth rate: 2.5%	Estimated duration: 14 years
Customer lists	Income approach - Multi-Period Excess Earnings Method	Discount rate: 14-15%	Monthly Churn rate: From 1.2% for B2B to 2.9% for B2C	EBITDA margin: ~ 36% to 41%
Land and buildings	Market approach	Economic useful life (range): 10-30 years	Price per square meter: from $2 to $57	N/A
Core network	Cost approach	Economic useful life (range): 5-27 years	Remaining useful life (minimum) : 1.7 years	N/A
b) Panama Acquisition
This transaction closed on August 29, 2019 after receipt of the necessary approvals and, since that date, Cable Onda, which is 80% owned by Millicom, holds all voting rights in Grupo de Comunicaciones Digitales, S.A., formerly Telefónica Móviles Panamá, S.A. ("Panama") and controls it. On the same day, Cable Onda paid an original cash consideration of $594 million to acquire 100% of the shares of Panama, finally adjusted to $587 million during Q3 2020. No non-controlling interests are recognized at acquisition date as Cable Onda acquired 100% of the shares of Panama. However, non-controlling interests are recognized on Panama's results from the date of acquisition.
For the purchase accounting, Millicom determined the fair value of Panama's identifiable assets and liabilities based on transaction and relative fair values. During 2020, the Group completed the policy alignment and evaluation in respect of the right-of-use assets and lease liabilities, the property plant and equipment, as well as their related effect on the final valuation of the other fixed assets.
The goodwill is currently not tax deductible and is attributable to expected synergies and convergence with Cable Onda, as well as to the fair value of the assembled work force. For convenience purposes, the acquisition date was set on September 1, 2019. From September 1, 2019 to December 31, 2019, Panama contributed $80 million of revenue and a net profit of $6 million to the Group. If Panama had been acquired on January 1, 2019 incremental revenue for the Group for the twelve-month period ended December 31, 2019 would have been $158 million and incremental net profit for that period would have been $1 million, including amortization of assets not previously recognized of $3 million (net of tax).
As mentioned above, the impact of the finalization of Panama's purchase accounting on the 2019 Group statement of income was immaterial and, therefore, no adjustments were made on comparative figures in that respect.
Key assumptions used in fixed assets valuation
The following valuation methods and key estimates were used for the valuation of the main classes of fixed assets:

Major class of assets	Valuation method	Key assumption 1	Key assumption 2	Key assumption 3
Customer lists	Income approach - Multi-Period Excess Earnings Method	Discount rate: 9.8-10.8%	Monthly Churn rate: ~3.8% in average	EBITDA margin: ~ 41.5%
Property, plant and equipment	Cost approach	Economic useful life (range): 3-27 years	Remaining useful life (minimum): 3-27 years	N/A
2. Tanzania restructuring
In October 2019, with the view of listing the shares of MIC Tanzania Public Limited Company ('MIC Tanzania') on the local stock exchange (see note H.), Millicom completed the restructuring of its investments in different operations in the country. Mainly, MIC Tanzania acquired all the shares of Zantel, which was partially held by the Government of Zanzibar (15%). In exchange of the contribution of its 15% shares in Zantel to MIC Tanzania, the Government of Zanzibar received 1.5% of newly issued shares in MIC Tanzania. This restructuring did not result in the Group losing control in Zantel nor MIC Tanzania, and has therefore been recognized as an equity transaction. As a consequence, the Group owners’ equity decreased by a net amount of $18 million as a result of the derecognition of the 15% non-controlling interests in Zantel and the recognition of 1.5% non-controlling interests in MIC Tanzania.
3. Others
During the year ended December 31, 2019, the Group also completed minor additional acquisitions and scope changes.
Disposal of subsidiaries and decreases in non-controlling interests of subsidiaries
Chad
On June 26, 2019, the Group completed the disposal of its operations in Chad for a cash consideration of $110 million. In August 2020, the Group and the buyer of our operations in Chad agreed on a final price adjustment of $8 million in favor of the buyer. This price adjustment had been disbursed in September 2020 and recorded under the results from discontinued operations in the Group's statement of income. In accordance with Group practices, the Chad operation had been classified as assets held for sale and discontinued operations as from June 5, 2019 and comparative periods restated. On June 26, 2019, Chad was deconsolidated and a gain on disposal of $77 million was recognized (see also note E.4.).
Rwanda
On December 19, 2017, Millicom announced that it had signed an agreement for the sale of its Rwanda operations to subsidiaries of Bharti Airtel Limited for a final cash consideration of $51 million, including a deferred cash payment for an amount of $18 million, which has been finally settled in January 2020. The sale was completed on January 31, 2018. On that day, Millicom's operations in Rwanda have been deconsolidated and no material loss on disposal was recognized. However, a loss of $32 million was recognized in 2019 corresponding to the recycling of foreign currency exchange losses accumulated in equity since the creation of the local operation. This loss had been recognized under ‘Profit (loss) for the 2019 year from discontinued operations, net of tax’.
Other disposals
For the years ended December 31, 2021, 2020 and 2019, Millicom did not dispose of any other significant investments.Summarized financial information relating to significant subsidiaries with non-controlling interests
At December 31, 2021 and 2020, Millicom’s subsidiaries with material non-controlling interests were the Group’s operations in Colombia and Panama.
Statement of Financial Position – non-controlling interests

	December 31,
	2021	2020
	(US$ millions)
Colombia	83	133
Panama	74	81
Others	—	1
Total	157	215
Profit (loss) attributable to non-controlling interests

	2021	2020	2019
	(US$ millions)
Colombia	(40)	(23)	11
Panama	(7)	(18)	(6)
Others	(1)	—	—
Total	(48)	(41)	5

The summarized financial information for material non-controlling interests in our operations in Colombia and Panama is provided below. This information is based on amounts before inter-company eliminations.
Colombia

	2021	2020	2019
	(US$ millions)
Revenue	1,414	1,346	1,532
Total operating expenses	(509)	(470)	(543)
Operating profit	100	129	164
Net (loss) for the year	(80)	(46)	23
50% non-controlling interest in net (loss)	(40)	(23)	11
Total assets (excluding goodwill)	2,336	2,589	2,256
Total liabilities	2,158	2,303	1,891
Net assets	178	286	365
50% non-controlling interest in net assets	89	143	183
Consolidation adjustments	(6)	(10)	(13)
Total non-controlling interest	83	133	170
Dividends and advances paid to non-controlling interest	(5)	(4)	(12)
Net cash from operating activities	272	370	363
Net cash from (used in) investing activities	(295)	(311)	(260)
Net cash from (used in) financing activities	30	(47)	(67)
Exchange impact on cash and cash equivalents, net	(10)	(15)	0
Net increase (decrease) in cash and cash equivalents	(2)	(3)	36
Panama

	2021	2020	2019 (i)
	(US$ millions)
Revenue	633	585	475
Total operating expenses	(207)	(197)	(148)
Operating profit	7	(60)	(15)
Net (loss) for the year	(37)	(89)	(31)
20% non-controlling interest in net (loss)	(7)	(18)	(6)
Total assets (excluding Millicom's goodwill in Cable Onda)	1,717	1,734	1,905
Total liabilities	1,347	1,327	1,411
Net assets	371	407	494
20% non-controlling interest in net assets	74	81	99
Total non-controlling interest	74	81	99
Net cash from operating activities	179	193	167
Net cash from (used in) investing activities	(118)	(100)	(693)
Net cash from (used in) financing activities	(43)	(69)	580
Net increase in cash and cash equivalents	17	24	54
(i)    In 2019, Cable Onda acquired Telefónica Panama for $587 million (note A.1.2.), financed by issuing a $600 million Senior Notes due 2030 (note C.3.1.) The 2019 figures include the full year results and cash flows of Cable Onda, as well as 4 months of Telefónica Panama which was consolidated from September 1, 2019.
Joint ventures
Joint ventures are businesses over which Millicom exercises joint control as decisions over the relevant activities of each, such as the ability to upstream cash from the joint ventures, require unanimous consent of shareholders. Millicom determines the existence of joint control by reference to joint venture agreements, articles of association, structures and voting protocols of the board of directors of those ventures.
At December 31, 2021, the equity accounted net assets of our joint venture in Honduras totaled $406 million (December 31, 2020: Honduras: $422 million; Guatemala: $2,649 million). These net assets do not necessarily represent statutory reserves available for distribution as these include consolidation adjustments (such as goodwill and identified assets and assumed liabilities recognized as part of the purchase accounting). Out of these reserves, $3 million (December 31, 2020: $153 million) represent statutory reserves that are unavailable to be distributed to the Group. During the year ended December 31, 2021, Millicom's joint venture in Honduras did not pay any dividend or dividend advances to the Company while Guatemala paid $13 million during the period from January 1, 2021 until November 12, 2021 (December 31, 2020: Honduras: $24 million; Guatemala: $47 million).
Our main joint ventures are as follows:

Entity	Country	Activity	December 31, 2021 % holding	December 31, 2020 % holding
Telefonica Celular S.A. (i)	Honduras	Mobile, MFS	66.7	66.7
Navega S.A. de CV (i)	Honduras	Cable	66.7	66.7
Comunicaciones Celulares S.A. (ii)	Guatemala	Mobile, MFS	na	55
Navega.com S.A. (ii)	Guatemala	Cable, DTH	na	55
Bharti Airtel Ghana Holdings B.V. (iii)	Ghana	Mobile, MFS	50	50
(i)Millicom owns more than 50% of the shares in these entities and has the right to nominate a majority of the directors of each of these entities. However, key decisions over the relevant activities must be taken by a super majority vote. This effectively gives either shareholder the ability to veto any decision and therefore neither shareholder has sole control over the entity. Therefore, the operations of these joint ventures are accounted for under the equity method.
(ii)On November 12, 2021 Millicom signed and closed an agreement to acquire the remaining 45% equity interest in its joint venture business in Guatemala (collectively, "Tigo Guatemala"). As a result, Millicom owns 100% equity interest in Tigo Guatemala and fully consolidates it since that date. Until November 12, 2021, Millicom owned more than 50% of the shares in these entities and had the right to nominate a majority of the directors of each of these entities. However, key decisions over the relevant activities were taken by a super majority vote. This effectively gave either shareholder the ability to veto any decision and therefore neither shareholder had sole control over the entity. Therefore, the operations of these joint ventures were accounted for under the equity method prior to the acquisition.
(iii)On October 13, 2021, Millicom, along with its joint venture partner Bharti Airtel Limited, closed the disposal of AirtelTigo Ghana to the Government of Ghana (a subsidiary of Bharti Airtel Limited). Millicom still owns 50% of Bharti Airtel Ghana Holdings B.V.
The carrying values of Millicom’s investments in joint ventures were as follows:
Carrying value of investments in joint ventures at December 31

	2021	2020
	(US$ millions)
Honduras operations (i)	596	610
Guatemala operations (i)	—	2,031
AirtelTigo Ghana operations	—	—
Total	596	2,642
(i)    Includes all the companies under the Honduras and Guatemala groups (for Guatemala, until acquisition date - See Note A.2.1.).
The table below summarizes the movements for the year in respect of the Group’s joint ventures carrying values:

	Guatemala(i)	Honduras (i)	Ghana(ii)
	(US$ millions)
Opening balance at January 1, 2020	2,089	708	—
Disposal of the Group's investment in Navega to Celtel (iii)	—	(83)	—
Results for the year	144	27	—
Dividends declared during the year	(199)	(55)	—
Currency exchange differences	(3)	13	—
Closing balance at December 31, 2020	2,031	610	—
Capital increase	—	—	38
Results for the year	183	27	(38)
Utilization of past recognized losses	—	—	—
Dividends declared during the year	(201)	(34)	—
Currency exchange differences	—	(7)	—
Change in consolidation scope	(2,013)	—	—
Closing balance at December 31, 2021	—	596	—
(i)    Share of profit is recognized under ‘Share of profit joint ventures’ in the statement of income for the year ended December 31, 2021 for Honduras and for the period from January 1, 2021 until November 12, 2021 for Guatemala (see note A.1.2.)
(ii)    Share of profit (loss) is recognized under ‘Income (loss) from other joint ventures and associates, net’ in the statement of income.
(iii)     See note G.5.
(iv)    On October 13, 2021, Millicom, along with its joint venture partner Bharti Airtel Limited, closed the disposal of AirtelTigo Ghana to the Government of Ghana. As part of the closing conditions, each partner committed and paid $37.5 million for the reimbursement of certain local bank facilities which has been provided for during the first-nine months in the statement of income under the line "Profit (loss) from other joint ventures and associates, net
At December 31, 2021 and 2020 the Group had not incurred obligations, nor made payments on behalf of the Honduras or Ghana operations.Accounting for joint ventures
Joint ventures are accounted for using the equity method of accounting and are initially recognized at cost (calculated at fair value if it was a subsidiary of the Group before becoming a joint venture). The Group’s investments in joint ventures include goodwill (net of any accumulated impairment loss) on acquisition.
The Group’s share of post-acquisition profits or losses of joint ventures is recognized in the consolidated statement of income and its share of post-acquisition movements in reserves is recognized in reserves. Cumulative post-acquisition movements are adjusted against the carrying amount of the investments. When the Group’s share of losses in a joint venture equals or exceeds its interest in the joint venture, including any other unsecured receivables, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the joint ventures.
Gains on transactions between the Group and its joint ventures are eliminated to the extent of the Group’s interest in the joint ventures. Losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of joint ventures have been changed where necessary to ensure consistency with the policies adopted by the Group. Dilution gains and losses arising in investments in joint ventures are recognized in the statement of income.
After application of the equity method, including recognizing the joint ventures’ losses, the Group applies IFRS 9 to determine whether it is necessary to recognize any additional impairment loss with respect to its net investment in the joint venture.Material joint ventures – Guatemala, Honduras and Ghana operations Summarized financial information for the years ended December 31, 2021, 2020 and 2019 of the Guatemala (until acquisition), Honduras and Ghana (until disposal) operations is as follows. This information is based on amounts before inter-company eliminations.
Honduras

	2021	2020	2019
	(US$ millions)
Revenue	589	552	594
Depreciation and amortization	(124)	(132)	(132)
Operating profit	99	77	102
Financial income (expenses), net	(34)	(24)	(37)
Profit before taxes	62	58	60
Charge for taxes, net	(22)	(19)	(21)
Profit for the year	40	39	39
Net profit for the year attributable to Millicom	27	27	27
Dividends and advances paid to Millicom	—	24	28
Total non-current assets (excluding goodwill)	473	461	516
Total non-current liabilities	362	533	469
Total current assets	176	300	312
Total current liabilities	305	236	183
Total net assets	(18)	(8)	176
Group's share in %	66.7%	66.7%	66.7%
Group's share in USD millions	(12)	(5)	117
Goodwill and consolidation adjustments	608	615	591
Carrying value of investment in joint venture	596	610	708

Cash and cash equivalents	39	60	40
Debt and financing – non-current	267	390	384
Debt and financing – current	73	10	39
Net cash from operating activities	166	151	169
Net cash from (used in) investing activities	(89)	(145)	(77)
Net cash from (used in) financing activities	(98)	14	(77)
Net (decrease) increase in cash and cash equivalents	(21)	20	15
Honduras financing
On September 19, 2019, Telefónica Celular, S.A. de C.V. entered into a new credit agreement with Banco Industrial S.A. and Banco Pais S.A for an amount up to $185 million, in tranches of $100 million, $60 million and $25 million. The Loan Agreement has a 10-year maturity and an interest rate of LIBOR plus 3.80% per annum, subject to a floor of minimum 5.25%. The new credit agreement has been used to consolidate the portion of a syndicated $250 million facility with Scotiabank dated March 27, 2015, and $90 million credit agreement with Banco Industrial S.A. dated March 20, 2018.
On September 19, 2019, Navega S.A. de C.V., entered into a new facility agreement with Banco Industrial S.A. for an amount of $20 million and a duration of 10 years. The new agreement bears an annual interest of LIBOR plus 3.80% , subject to a floor of 5.25%. and will be used to refinance the portion corresponding to it as borrower under the $250 million facility with Scotiabank dated March 27, 2015.
On June 1, 2020, Telefónica Celular, S.A. de C.V. executed a $32 million bank loan agreement in equivalent amount in local currency for a 10-year term.
Guatemala

	2021(ii)	2020 (i)	2019
	(US$ millions)
Revenue	1,379	1,503	1,434
Depreciation and amortization	(282)	(323)	(313)
Operating profit	462	452	429
Financial income (expenses), net (i)	(40)	(95)	(66)
Profit before taxes	432	347	356
Charge for taxes, net	(99)	(83)	(79)
Profit for the year	333	264	277
Net profit for the year attributable to Millicom	183	144	152
Dividends and advances paid to Millicom	13	47	209
Total non-current assets (excluding goodwill)	N/A	2,195	2,517
Total non-current liabilities	N/A	751	1,216
Total current assets	N/A	742	717
Total current liabilities	N/A	523	251
Total net assets	N/A	1,662	1,767
Group's share in %	N/A	55%	55%
Group's share in USD millions	N/A	914	972
Goodwill and consolidation adjustments	N/A	1,117	1,117
Carrying value of investment in joint venture	N/A	2,031	2,089

Cash and cash equivalents	N/A	188	189
Debt and financing – non-current	N/A	619	1,152
Debt and financing – current	N/A	24	21
Net cash from operating activities	611	598	588
Net cash from (used in) investing activities	(192)	(289)	(205)
Net cash from (used in) financing activities	(406)	(308)	(412)
Exchange impact on cash and cash equivalents, net	1	(2)	1
Net increase in cash and cash equivalents	13	(1)	(28)
(i)    In 2020, Financial expenses include a $18 million charge related to early redemption of bonds - see below.
(ii) Information for the statement of income and cash flows is for the period from January 1 to November 12, 2021. No information is disclosed on statement of financial position items as these are now fully consolidated in the Group numbers.
Guatemala financing
In 2014, Intertrust SPV (Cayman) Limited, acting as trustee of the Comcel Trust, a trust established and consolidated by Comcel for the purposes of the transaction, issued $800 million 6.875% Senior Notes to refinance existing local and MIC S.A. corporate debt. The bond was issued at 98.233% of the principal and had an effective interest rate of 7.168%. The bond was guaranteed by Comcel and listed on the Luxembourg Stock Exchange.
On November 18, 2020, the $800 million aggregate principal amount of its outstanding 6.875% Senior Notes due 2024 was early redeemed at a redemption price equal to 102.292% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest of $16 million, resulting in an aggregate amount of $834 million. The redemption premium ($18 million) and additional interest ($7 million), as well as the remaining unamortized deferred costs of $8 million were recorded as financial expenses during the year. This early redemption was financed through local financing in local currency as well as by shareholder loans (see note G.5.).
The impact on the Group's statement of income was a $18 million expense (at 55% ownership) reported on the line "Share of profit in joint ventures".
On October 5, 2020, Comcel executed a credit agreement with Banco Industrial for GTQ 1,697 million (approximately $218 million using the exchange rate as of December 31, 2020) for a 5 year term to refinance other credit agreements with Banco Industrial and to finance and refinance working capital, capital expenditures and general corporate purposes.
AirtelTigo Ghana
Our joint venture in Ghana has been disposed of during the year. The only material effect for this year's statement of income is the loss recognized on the exit financing which is further explain in note A.2.. Therefore, the 2021 financial information is not disclosed in the table below.

	2020	2019

Revenue	132	142
Depreciation and amortization	(42)	(69)
Operating loss	(30)	(72)
Financial income (expenses), net	(41)	(77)
Loss before taxes	(85)	(123)
Charge for taxes, net	—	—
Loss for the period	(85)	(123)
Net loss for the period attributable to Millicom	0	(40)
Total non-current assets (excluding goodwill)	204	168
Total non-current liabilities	289	245
Total current assets	41	42
Total current liabilities	218	187
Total net assets	(263)	(223)
Group's share in %	50%	50%
Group's share in USD millions	(132)	(111)
Goodwill and consolidation adjustments	89	90
Unrecognised losses	(42)	(22)
Carrying value of investment in joint venture	—	0

Cash and cash equivalents	1	5
Debt and financing – non-current	289	245
Debt and financing – current	40	27

Net cash from operating activities	(8)	(5)
Net cash from (used in) investing activities	—	—
Net cash from (used in) financing activities	4	(6)
Net increase in cash and cash equivalents	(4)	(11)
Impairment of investment in joint ventures
While no impairment triggers were identified for the Group’s investments in joint ventures in 2021, according to its policy, management have completed an impairment test for its joint ventures in Honduras.
The Group’s investments in Honduras operations was tested for impairment by assessing the recoverable amount (using a value in use model based on discounted cash flows) against the carrying amount. The cash flow projections used were extracted from financial budgets approved by management and reviewed by the Board (refer to note E.1.6. for further details on impairment testing). Cash flows beyond this period have been extrapolated using a perpetual growth rate of 1% (2020: 1%). Discount rate used in determining recoverable amount was 8.9% (2020: 9.0%).
For the year ended December 31, 2021 and 2020, and as a result of the impairment testing described above, management concluded that none of the Group’s investments in joint ventures should be impaired.
Sensitivity analysis was performed on key assumptions within the impairment tests. The sensitivity analysis determined that sufficient headroom exists from realistic changes to the assumptions that would not impact the overall results of the testing.Investments in associates
Millicom has significant influence over immaterial associates as shown below:

			December 31, 2021	December 31, 2020
Entity	Country	Activity(ies)	% holding	% holding
Africa
West Indian Ocean Cable Company Limited (WIOCC)	Republic of Mauritius	Telecommunication carriers’ carrier	9.1	9.1
Latin America
MKC Brilliant Holding GmbH (LIH)	Germany	Online marketplace, retail and services	35.0	35.0
Unallocated
Milvik AB	Sweden	Other	9.7	9.7
At December 31, 2021 and 2020, the carrying value of Millicom’s main associates was as follows:
Carrying value of investments in associates at December 31

	2021	2020
	(US$ millions)
Milvik AB	8	10
West Indian Ocean Cable Company Limited (WIOCC)	14	14
Total	22	24
Accounting for investments in associates The Group accounts for associates in the same way as it accounts for joint ventures.Impairment of interests in associates MKC Brilliant Holding GmbH (LIH) Millicom’s 35.0% investment in LIH had been fully impaired in two stages (by $40 million in 2016 and $48 million in 2017) as a result of the annual impairment test conducted back then. The impairment test performed in 2021 confirmed this conclusion.Discontinued operationsClassification of discontinued operations Discontinued operations are those which have identifiable operations and cash flows (for both operating and management purposes) and represent a major line of business or geographic area which has been disposed of, or are held for sale. Revenue and expenses associated with discontinued operations are presented retrospectively in a separate line in the consolidated statement of income. Millicom’s discontinued operations In accordance with IFRS 5 and as further explained in Note A.1.3. , the Group’s businesses in Chad and Rwanda had been classified as discontinued operations. For further details, refer to note E.4.